                                                                 April 14, 2005

TO THE SHAREHOLDER:

For the year ended March 31, 2005, the Fund had a Net Asset Value of $20.62 per share. This represents a 0.7% decrease from $20.76 per share at December 31, 2004 and a 3.3% decrease from $21.32 per share at the end of the March 31, 2004 fiscal year. On March 31, 2005, the Fund's closing stock price on the New York Stock Exchange was $18.26 per share, representing an 11.5% discount to Net Asset Value per share.

The table below compares the performance of the Fund to the average of the 13 other closed-end bond funds with which we have historically compared ourselves:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
        IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    10 YEARS      5 YEARS       2 YEARS       1 YEAR       QUARTER
                                                                   TO 3/31/05   TO 3/31/05    TO 3/31/05    TO 3/31/05   TO 3/31/05
-----------------------------------------------------------------------------------------------------------------------------------
1838 Bond Fund (2)                                                     7.21%         7.10%        4.12%         2.74%        -0.67%
Average of 13 Other
  Closed-End Bond Funds (2)                                            7.44%         7.38%        6.64%         2.20%        -0.90%
Salomon Bros. Bond Index (3)                                           8.87%        10.26%        5.87%         4.01%         0.46%


(1) - This is historical information and should not be construed as indicative of any likely future performance
(2) - Source: Lipper Inc.
(3) - Comprised of long-term AAA and AA corporate bonds

The Fund's performance for the historical periods was negatively impacted by 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter. The relative performance compared to the group of funds for fiscal year 2005 and for the quarter ended 3/31/05 is gratifying as the bond fund outperformed the average of the competitive funds for both periods. The Fund had a higher expense ratio at 0.89% of net assets compared to 0.86% for the Fiscal Year ending March 31, 2004.

Oil prices surged during the 4th fiscal quarter to a record of $58 per barrel before falling back in the low-$50's per barrel. Employment growth in the U.S. for the last twelve months was strong with approximately 2.1 million new jobs added, however most of the job growth was concentrated in the service area with only modest manufacturing job growth. The yield on the benchmark 10-year Treasury note ended the quarter at 4.48%, down from a peak of 4.87% on June 14, 2004, but still well above the cyclical low yield of 3.11% on June 13, 2003. This yield ranged between 4.0% and 4.6% during the quarter ending March 31, 2005, as uncertain and often contradictory economic data caused frequent shifts in investor sentiment.

The Federal Reserve Board raised the Fed Funds rate twice in the most recent quarter, ending at 2.75%, continuing its measured pace of rate increases. From a historical perspective, the 2.75% rate remains accommodative and analysts expect further increases during the balance of 2005. Fiscal policy continues to exert upward pressure on interest rates as the Federal budget appears to be in a deficit position for the foreseeable future. The bond market will be watching how Congress addresses budget and tax issues during the balance of 2005.

The Fund's performance will continue to be subject to the trends in longer term interest rates. This sensitivity is mitigated during periods such as the past quarter when the bond market trades in a relatively narrow range of interest rates. The Fund's performance also remains sensitive to trends in relative yield spreads on corporate bonds due to the concentration in corporate bonds. Corporate spreads have recently widened slightly from their historically tight levels while spreads in the automotive sector have widened sharply following the weak earnings forecasts from General Motors and Ford.

The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of March 31, 2005:

            PERCENT OF TOTAL INVESTMENT (STANDARD & POOR'S RATINGS)

                                               U.S. Treasuries
                                                  Agencies &
 BBB       BB      B & Lower      Not Rated        AAA Rated         AA      A
--------------------------------------------------------------------------------
30.5%     6.0%       3.0%           0.1%             23.2%          9.2%   28.0%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

On March 15, 2005 the Board of Directors declared a dividend payment of $0.2875 per share payable May 4, 2005 to shareholders of record on April 8, 2005. The dividend was reduced from the prior quarter following a detailed review of the Fund's forecast of income, expenses and projected investments in the current low interest rate environment.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe First Chicago, the Fund's Transfer Agent and Dividend Paying Agent, at 781-575-2723. The Fund's Investment Advisor, 1838 Investment Advisors, LP, may be reached at 800-232-1838 and the Fund's Sub-Advisor, MBIA Capital Management Corp., may be reached at 914-765-3272.

                                     Sincerely,

                                     /s/ Ross K. Chapin
                                     ------------------
                                     Ross K. Chapin
                                     President

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF THE
1838 BOND-DEBENTURE TRADING FUND

We have audited the accompanying statement of assets and liabilities of 1838 Bond-Debenture Trading Fund, including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended March 31, 2002 were audited by other auditors whose report dated April 30, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1838 Bond-Debenture Trading Fund as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                            TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
APRIL 15, 2005

SCHEDULE OF INVESTMENTS                                          MARCH 31, 2005

                                                               MOODY'S/
                                                              STANDARD &  PRINCIPAL       AMORTIZED
                                                                POOR'S     AMOUNT            COST            VALUE
                                                               RATING*    (000'S)          (NOTE 1)         (NOTE 1)
                                                              ---------   ----------    --------------    --------------
LONG TERM DEBT SECURITIES (97.54%)
AUTOMOBILES & RELATED (7.41%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20.........     A3/BBB       $1,000        $ 1,000,000      $ 1,497,598
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30................    Baa1/BBB-      1,000          1,108,717        1,058,423
Ford Motor Co., Debs., 8.90%, 01/15/32....................    Baa1/BBB-      1,560          1,544,430        1,577,204
Ford Motor Credit Co., 7.00%, 10/01/13....................     A3/BBB-       2,000          2,056,119        1,937,430
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11...    Baa2/BBB-      1,000          1,007,144          928,447
Meritor Automotive, Notes, 6.8%, 02/15/09.................     Ba1/BB+         500            512,345          495,000
                                                                                          -----------      -----------
                                                                                            7,228,755        7,494,102
                                                                                          -----------      -----------
ELECTRIC UTILITIES (7.26%)
Arizona Public Service Co., 5.625%, 05/15/33..............    Baa1/BBB       1,000            988,857          980,424
Dominion Resources Inc., Sr. Notes, 6.75%, 12/15/32.......    Baa1/BBB+      1,000            997,640        1,088,245
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26.................      A1/A+        1,550          1,484,949        2,136,313
Midamerican Funding LLC, 6.927%, 03/01/29.................    Baa1/BBB+        500            500,000          563,983
NSTAR, Notes, 8.00%, 02/15/10.............................      A2/A-          500            498,810          568,548
Old Dominion Electric Corp., 6.25%, 06/01/11..............     Aaa/AAA         500            500,405          540,876
PSEG Power, Notes, 5.00%, 04/01/14........................    Baa1/BBB       1,500          1,498,166        1,468,559
                                                                                          -----------      -----------
                                                                                            6,468,827        7,346,948
                                                                                          -----------      -----------
FINANCIAL (19.45%)
Bank of America, Sub. Notes, 7.40%, 01/15/11..............      Aa3/A        1,000          1,048,522        1,127,344
BB&T Corp., Sub. Notes, 6.50%, 08/01/11...................      A2/A-          500            498,160          545,624
Citicorp Capital II, Gtd., 8.015%, 02/15/27...............      Aa2/A        2,000          2,010,974        2,204,710
FBS Capital I, Gtd., 8.09%, 11/15/26......................     Aa3/A-        2,000          1,994,320        2,143,836
General Electric Capital Corp., Notes, 6.75%, 03/15/32....     Aaa/AAA       1,500          1,547,830        1,731,484
Goldman Sachs Group Inc., Gtd., 6.345%, 02/15/34..........      A1/A-        1,500          1,509,710        1,537,332
Household Finance Corp., Notes, 6.75%, 05/15/11...........      A1/A         1,500          1,499,736        1,642,099
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A......      NA/A-        2,500          2,564,754        2,733,690
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12....     Aaa/AA+         500            498,942          546,753
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11.........      WR/NR        1,500          1,569,042        1,783,500
Royal Bank of Scotland PLC, 4.7%, 07/03/18................     Aa3/A+        1,500          1,413,847        1,412,209
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11..............     A2/BBB+         500            488,256          555,707
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49...........     A1/AA-        1,000          1,008,181        1,179,550
XL Capital Europe PLC, Gtd., 6 .50%, 01/15/12.............      A2/A           500            498,027          535,402
                                                                                          -----------      -----------
                                                                                           18,150,301       19,679,240
                                                                                          -----------      -----------
INDUSTRIAL, MATERIALS & MISC. (17.89%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30.........     Ba3/BB-       2,000          1,999,789        1,875,000
Case New Holland, Sr. Notes, 6%, 06/01/09.................     Ba3/BB-         500            497,543          475,000
Darden Restaurants Inc., Debs., 7.125%, 02/01/16..........    Baa1/BBB+        500            441,039          565,552
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18..............    Baa2/BBB+      1,000            993,653        1,120,826
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22........      WR/A-        2,000          2,134,264        2,657,194
Host Marriott LP, Sr. Notes, 7%, 08/15/12.................     Ba3/B+          500            527,249          495,000
IMC Global, Debs., 6.875%, 07/15/07.......................      B1/B+          500            521,973          512,500
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18........    Baa2/BBB       1,000            999,163        1,132,773
Mohegan Tribal Gaming Auth., Sr. Notes, 6.375%, 07/15/09..     Ba3/B+          500            516,071          496,250
Monsanto Co (Pharmacia Corp), 6.5%, 12/1/18...............     Aaa/AAA         500            581,459          560,337
Quebecor World Inc.,Gtd., 6.125%, 11/15/13................    Baa3/BBB-      1,500          1,510,361        1,522,821
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08.......     Ba1/BB+       1,000            931,344        1,038,750
Smurfit Capital Funding, Debs., 7.50%, 11/20/25...........     B1/BB-        2,000          1,991,871        1,920,000
Starwood Hotels & Resorts, Gtd., 7.875%, 05/01/12.........     Ba1/BB+       1,000            996,164        1,092,500
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29..............    Baa3/BBB         750            657,918          840,677
Union Camp Corp., Debs., 9.25%, 02/01/11..................    Baa2/BBB       1,500          1,493,360        1,800,060
                                                                                          -----------      -----------
                                                                                           16,793,221       18,105,240
                                                                                          -----------      -----------

                                       4

SCHEDULE OF INVESTMENTS--CONTINUED                               MARCH 31, 2005

                                                               MOODY'S/
                                                              STANDARD &  PRINCIPAL       AMORTIZED
                                                                POOR'S     AMOUNT            COST            VALUE
                                                               RATING*    (000'S)          (NOTE 1)         (NOTE 1)
                                                              ---------   ----------    --------------    --------------
OIL & GAS (7.94%)
Apache Corp., Notes, 7.70%, 03/15/26......................      A3/A-       $  500       $     522,841    $      639,462
ChevronTexaco, Debs., 7.5%, 03/01/43......................     Aa3/AA        2,000           1,978,634         2,303,958
ConocoPhillips, 5.9%, 10/15/32............................      A3/A-        1,000           1,023,550         1,051,982
Transocean Inc., Notes, 7.50%, 04/15/31...................     Baa2/A-         500             497,791           617,363
Western Atlas Inc., Debs., 8.55%, 06/15/24................      A2/A-        2,539           2,637,950         3,420,147
                                                                                         -------------    --------------
                                                                                             6,660,766         8,032,912
                                                                                         -------------    --------------
TELECOMMUNICATIONS & MULTIMEDIA (18.66%)
Comcast Corp., Gtd., 7.05%, 3/15/33.......................    Baa3/BBB       2,000           2,192,411         2,236,980
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13.......    Baa3/BBB       1,000           1,051,369         1,065,021
CSC Holdings, Sr. Notes, 7.25%, 07/15/08..................      B1/BB          500             532,007           512,500
Deutsche Telekom International, Gtd., 8.25%, 06/15/30.....     Baa1/A-       2,000           2,508,388         2,615,702
GTE Corp. Deb., 6.94%, 04/15/28...........................      A3/A+        2,000           2,108,805         2,163,114
News America Holdings Inc., Gtd., 7.90%, 12/01/95.........    Baa3/BBB-      1,400           1,298,783         1,642,588
SBC Communications Inc., Notes, 5.875%, 08/15/12..........      A2/A           500             493,956           521,131
Sprint Capital Corp., 6.90%, 05/01/19.....................    Baa3/BBB-      1,750           1,760,663         1,895,367
Time Warner Inc., Debs., 9.15%, 02/01/23..................    Baa1/BBB+      3,000           3,139,160         3,943,809
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30......      A2/A+        1,646           1,675,005         1,989,352
Viacom Inc., Sr. Debs., 7.875%, 07/30/30..................      A3/A-          250             246,363           296,958
                                                                                         -------------    --------------
                                                                                            17,006,910        18,882,522
                                                                                         -------------    --------------
MORTGAGE BACKED SECURITIES (10.03%)
FHLMC Pool # A15675, 6.00%, 11/01/33......................      NR/NR        1,997           2,068,181         2,044,572
FNMA Pool # B11892, 4.50%, 01/01/19.......................      NR/NR        2,121           2,141,468         2,080,341
FNMA Pool # 763852, 5.50%, 02/01/34.......................      NR/NR        3,548           3,630,351         3,555,836
FNMA Pool # 754791, 6.50%, 12/01/33.......................      NR/NR        2,206           2,323,493         2,290,325
GNMA Pool # 417239 7.0%, 02/15/26.........................      NR/NR          114             115,620           121,298
GNMA Pool # 780374 7.5%, 12/15/23.........................      NR/NR           51              50,263            54,637
                                                                                         -------------    --------------
                                                                                            10,329,376        10,147,009
                                                                                         -------------    --------------
U.S. GOVERNMENT & AGENCIES (8.90%)
U.S. Treasury Bonds, 10.75%, 08/15/05.....................      NR/NR        1,600           1,622,219         1,646,499
U.S. Treasury Bonds, 7.875%, 02/15/21.....................      NR/NR        3,900           4,025,166         5,208,025
U.S. Treasury Bonds, 8.125%, 08/15/21.....................      NR/NR        1,000           1,013,193         1,369,375
U.S. Treasury Bonds, 6.25%, 05/15/30......................      NR/NR          650             724,641           780,964
                                                                                         -------------    --------------
                                                                                             7,385,219         9,004,863
                                                                                         -------------    --------------
TOTAL LONG TERM DEBT SECURITIES...........................                                  90,023,375        98,692,836
                                                                                         -------------    --------------
                                                                            SHARES
INVESTMENT COMPANIES (.86%)                                                 ------
High Yield Plus Fund......................................                      33             223,875           136,665
Evergreen Select Money Market Fund - I Shares.............                     733             734,065           734,065
                                                                                         -------------    --------------
                                                                                               957,940           870,730
                                                                                         -------------    --------------
TOTAL INVESTMENTS (98.40%)................................                                $ 90,981,315        99,563,566
                                                                                         =============
OTHER ASSETS AND LIABILITIES (1.60%)......................                                                     1,617,534
                                                                                                          --------------
NET ASSETS (100.00%)......................................                                                 $ 101,181,100
                                                                                                          ==============

* Ratings for debt securities are unaudited.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 2.70% of net assets.

Legend
------
Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guaranteed
Sr. - Senior
Sub. - Subordinated

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005

Assets:
   Investment in securities, at value (amortized cost
     $90,981,315) (Note 1).....................................     $ 99,563,566
   Interest receivable ........................................        1,613,338
   Receivable for Fund shares purchased .......................               77
   Dividends receivable .......................................            1,167
   Other assets ...............................................            5,406
                                                                  --------------
    TOTAL ASSETS ..............................................      101,183,554
                                                                  --------------
Liabilities:
   Accrued expenses payable ...................................            2,454
                                                                  --------------
    TOTAL LIABILITIES .........................................            2,454
                                                                  --------------
Net assets: (equivalent to $20.62 per share based on 4,907,678
  shares of capital stock outstanding).........................    $ 101,181,100
                                                                  ==============
NET ASSETS consisted of:
   Par value ..................................................      $ 4,907,678
   Capital paid-in ............................................       91,982,851
   Accumulated net investment income (loss) ...................         (664,897)
   Accumulated net realized loss on investments ...............       (3,626,783)
   Net unrealized appreciation on investments .................        8,582,251
                                                                  --------------
                                                                  $  101,181,100
                                                                  ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2005

Investment Income:
   Interest.........................................                 $ 6,373,175
   Dividends........................................                      14,000
                                                                     -----------
    Total Investment Income ........................                   6,387,175
                                                                     -----------
Expenses:
   Investment advisory fees (Note 4)................     $ 555,471
   Transfer agent fees..............................        44,111
   Directors' fees..................................        82,652
   NYSE fee.........................................        25,000
   Audit fees.......................................        17,001
   Legal fees and expenses..........................        54,381
   Reports to shareholders..........................        27,262
   Custodian fees...................................         6,856
   Insurance Fees...................................        24,299
   State & Local Taxes..............................        57,656
   Miscellaneous....................................         6,054
                                                        ----------
    Total Expenses .................................                     900,743
                                                                     -----------
     Net Investment Income .........................                   5,486,432
                                                                     -----------
Realized and unrealized gain on investments (Note 1):
   Net realized gain from security transactions.....                      22,587
                                                                     -----------
   Unrealized appreciation of investments:
    Beginning of the year ..........................    11,400,890
    End of the year ................................     8,582,251
                                                        ----------
     Change in unrealized appreciation of
       investments.................................                   (2,818,639)
                                                                     -----------
       Net realized and unrealized loss on
         investments................................                  (2,796,052)
                                                                     -----------
Net increase in net assets resulting from
  operations........................................                 $ 2,690,380
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED       YEAR ENDED
                                                 MARCH 31, 2005   MARCH 31, 2004
                                                 --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:

Operations:
   Net investment income                           $ 5,486,432       $ 4,854,232
   Net realized gain from security
     transactions (Note 2)...................           22,587           544,219
   Change in unrealized appreciation of
     investments.............................       (2,818,639)        3,653,484
                                                 -------------     -------------
    Net increase in net assets resulting
      from operations........................        2,690,380         9,051,935
                                                 -------------     -------------
Distributions:
   Dividends to shareholders from net
     investment income.......................       (5,588,396)       (4,981,455)
   Distributions to shareholders from tax
     return of capital.......................         (546,202)         (298,918)
                                                 -------------     -------------
    Total distributions to shareholders .....       (6,134,598)       (5,280,373)
                                                 -------------     -------------
Capital Share Transactions:
   Proceeds from common share offering.......               --        23,170,063
   Dealer manager fee charged to paid-in
     capital in excess of par................           (2,248)         (868,877)
   Common share offering costs charged to
     paid-in capital in excess of par........               --          (417,993)
                                                 -------------     -------------
    Net proceeds (expenses) from common
      share offering.........................           (2,248)       21,883,193
                                                 -------------     -------------
   Increase (Decrease) net assets............       (3,446,466)       25,654,755
Net Assets:
   Beginning of year.........................      104,627,566        78,972,811
                                                 -------------     -------------
   End of year...............................    $ 101,181,100     $ 104,627,566
                                                 =============     =============


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

       1838 Bond-Debenture Trading Fund the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 13. The Fund has appointed Equiserve to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, P.O. Box 43069 Providence, RI 02940-3069

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                             YEAR ENDED MARCH 31,
                                                                           --------------------------------------------------------
                                                                             2005         2004        2003        2002       2001
                                                                           ---------   ---------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year.....................................      $ 21.32     $ 21.50     $ 20.13     $ 20.95    $ 20.39
                                                                           ---------   ---------    --------    --------   --------
 Net investment income(1)..............................................         1.14        1.29        1.31        1.24       1.45
 Net realized and unrealized gain (loss) on investments(1).............        (0.59)       0.83        1.45       (0.62)      0.56
                                                                           ---------   ---------    --------    --------   --------
Total from investment operations.......................................         0.55        2.12        2.76        0.62       2.01
                                                                           ---------   ---------    --------    --------   --------
Capital share transaction:
 Dilution of the net asset value from rights offering (Note 6).........           --       (0.97)         --          --         --
                                                                           ---------   ---------    --------    --------   --------
Less distributions:
 Dividends from net investment income..................................        (1.14)      (1.27)      (1.34)      (1.43)     (1.45)
 Distributions from tax return of capital..............................        (0.11)      (0.06)      (0.05)      (0.01)        --
                                                                           ---------   ---------    --------    --------   --------
Total distributions....................................................        (1.25)      (1.33)      (1.39)      (1.44)     (1.45)
                                                                           ---------   ---------    --------    --------   --------
Net asset value, end of year...........................................     $  20.62    $  21.32     $ 21.50     $ 20.13    $ 20.95
                                                                           =========   =========    ========    ========   ========
Per share market price, end of year....................................     $  18.26    $  19.51     $ 20.65     $ 19.34    $ 19.27
                                                                           =========   =========    ========    ========   ========
TOTAL INVESTMENT RETURN (2)
 Based on market value.................................................        0.22%       1.13%      14.55%       7.96%     23.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's).....................................     $101,181    $104,628     $78,973     $73,955    $76,970
Ratio of expenses to average net assets................................        0.89%       0.86%       0.91%       0.86%      0.91%
Ratio of net investment income to average net assets(1)................        5.43%       5.57%       6.39%       6.73%      7.20%
Portfolio turnover rate................................................        6.78%      11.99%      12.27%      10.87%     12.39%
Number of shares outstanding at the end of the period
  (in 000's)...........................................................        4,908       4,908       3,673       3,673      3,673

(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(2) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At March 31, 2005, there were no securities valued by the Board of Directors.

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. In order to reflect permanent book/tax difference that occurred during the fiscal year the following capital accounts were adjusted for the following amounts, accumulated net investment income (loss) for $80,529 and accumulated net realized loss on investments for $(80,529).

     Distribution during the fiscal years ended March 31, 2005 and 2004 were characterized as follows for tax purposes:

                     ORDINARY INCOME    RETURN OF CAPITAL    CAPITAL GAIN   TOTAL DISTRIBUTION
                     ---------------    -----------------    ------------   ------------------
         FY 2005        $5,588,396           $546,202            ---            $6,134,598
         FY 2004        $4,981,455           $298,918            ---            $5,280,373

     At March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                        ACCUMULATED      CAPITAL LOSS    *POST-OCTOBER   NET UNREALIZED
           TOTAL      ORDINARY INCOME    CARRYFORWARD        LOSS         APPRECIATION
         ----------   ---------------    ------------    -------------   --------------
         $4,290,571       $    --         $(3,545,589)     $(81,194)       $7,917,354
         ==========       =======         ===========      ========        ==========

* Temporary differences include book amortization and deferral of post-October losses which will be recognized for the tax year ending March 31, 2006.

     As of March 31, 2005, the capital loss carryovers available to offset possible future capital gains were as follows:

                            AMOUNT             EXPIRATION DATE
                           --------            ---------------
                           $1,177,798              3/31/2009
                              974,596              3/31/2010
                            1,393,195              3/31/2011


     At March 31, 2005, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

                AGGREGATE    NET UNREALIZED    GROSS UNREALIZED   GROSS UNREALIZED
                 TAX COST      APPRECIATION       APPRECIATION       DEPRECIATION
                ----------   --------------    ----------------   ----------------
                $91,646,212   $7,917,354         $9,370,814        $(1,453,460)

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- PORTFOLIO TRANSACTIONS -- The following is a summary of the security transactions, other than short-term investments, for the fiscal year ended March 31, 2005:

                                                                     PROCEEDS
                                                       COST OF      FROM SALES
                                                      PURCHASES    OR MATURITIES
                                                     ----------    -------------
               U.S. Government Securities            $        -     $  261,557
               Other Investment Securities            8,625,225      6,380,309

NOTE 3 -- CAPITAL STOCK -- At March 31, 2005, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

NOTE 4 -- INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS -- The Fund's Advisory Agreement (the "Advisory Agreement") was approved by the Board of Directors on March 31, 2004 and approved by shareholders at a special meeting of shareholders on July 20, 2004. The Advisory Agreement will continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the independent Directors of the Board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the Advisory Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the advisor or its affiliates in connection with providing services to the Fund, compared the fees charged to those of similar funds for comparable services, and analyzed the expenses incurred by the advisor with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group, the total expenses of the Fund in comparison to other funds of comparable size and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and advisory services, and benefits potentially accruing to the advisor and its affiliates from administrative and brokerage relationships, as well as the advisor's research arrangements with brokers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Fund or the investment advisor may terminate its Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of an assignment (as defined in the 1940 Act). Under the terms of the current contract with 1838 Investment Advisors, LP (the "Advisor"), advisory fees are calculated at an annual rate of 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess.

MBIA Capital Management Corp. ("MBIA-CMC") has served as interim sub-advisor to the Fund since January 14, 2005. Upon approval of shareholders, MBIA-CMC will enter into a new subadvisory agreement under which the Advisor will pay MBIA-CMC an annual fee of 0.218% of month end net assets.

MBIA Municipal Investors Services Corporation provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain officers of the Fund are also directors, officers and/or employees of the Advisor. None of the Fund's officers receive compensation from the Fund.

NOTE 5 -- DIVIDEND AND DISTRIBUTION REINVESTMENT -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the fiscal year ended March 31, 2005, the Fund issued no shares under this Plan.

NOTE 6 -- RIGHTS OFFERING -- On December 3, 2003 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/managers fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

--------------------------------------------------------------------------------

                    HOW TO GET INFORMATION REGARDING PROXIES

   The Fund has adopted the Advisor's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 232-1838 or on the Securities and Exchange Commission website at http://www.sec.gov.

   Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available, without charge, by calling (800) 232-1838 or on the SEC's website at http://www.sec.gov.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
NAME AND                           POSITION(S)           PRINCIPAL OCCUPATION DURING THE PAST               POSITION WITH
ADDRESS (AGE)                      HELD WITH FUND        FIVE YEARS AND OTHER PREVIOUS EXPERIENCE           FUND SINCE AND TERM
------------------------------------------------------------------------------------------------------------------------------------
W. Thacher Brown* (57)             Director              President from July 1998 to September 2004,        1988; current term ends
1838 Investment Advisors, LLC                            MBIA Asset Management, LLC; Former President       at the 2005 Annual
2701 Renaissance Blvd.                                   and Director, 1838 Investment Advisors, LLC;       Meeting.
Fourth Floor                                             Trustee of 1838 Investment Advisors Funds;
King of Prussia, PA 19406                                Director of Airgas, Inc., Harleysville Mutual
                                                         Insurance Company, and Harleysville Group.
------------------------------------------------------------------------------------------------------------------------------------
John Gilray Christy (72)           Director              Chairman of Chestnut Capital Corporation;          1983; current term ends
Chestnut Capital Corp. Fund                              Former Director of Echo Bay Mines, Ltd.;           at the 2005 Annual
P.O. Box 22                                              Director of The Philadelphia Contributionship      Meeting.
Flourtown, PA 19031                                      for the Insurance of Houses from Loss by Fire.
------------------------------------------------------------------------------------------------------------------------------------
Morris Lloyd, Jr. (67)             Director              Retired; Former Regional Director,                 1989; current term ends
1838 Bond-Debenture                                      Trinity College; Former Director,                  at the 2005 Annual
Trading Fund                                             President, Treasurer and CEO of the                Meeting.
2701 Renaissance Blvd.                                   Philadelphia Contributionship for the Insurance
Fourth Floor                                             of Houses from Loss by Fire.
King of Prussia, PA 19406
------------------------------------------------------------------------------------------------------------------------------------
J. Lawrence Shane (70)             Director              Retired; Former Chair of the Board of Managers     1974; current term ends
1838 Bond-Debenture                                      of Swarthmore College; Former Vice Chairman of     at the 2005 Annual
Trading Fund                                             Scott Paper Co.; Former Director of CoreStates     Meeting.
2701 Renaissance Blvd.                                   Bank, N.A.
Fourth Floor
King of Prussia, PA 19406
------------------------------------------------------------------------------------------------------------------------------------
Ross K. Chapin (52)                President             Chairman, 1838 Investment Advisors, LP;            2005; indefinite
1838 Investment Advisors, LP                             December 2004 to present; Managing Member, Orca
2701 Renaissance Blvd.                                   Bay Partners, LLC from June 1998 to present
Fourth Floor
King of Prussia, PA 19406
------------------------------------------------------------------------------------------------------------------------------------
Daniel N. Mullen (54)              Secretary and         Chief Compliance Officer 1838 Investment           2005; indefinite
1838 Investment Advisors, LP       Chief Compliance      Advisors, LP; Chief Compliance Officer,
2701 Renaissance Blvd.             Officer               Treasurer and Secretary of 1838 Investment
Fourth Floor                                             Advisors Funds; Principal, Andres Capital
King of Prussia, PA 19406                                Management, LLC; and Vice President, AGL Life
                                                         Assurance Company
------------------------------------------------------------------------------------------------------------------------------------
Clifford D. Corso* (43)            Vice President        Former Managing Director and Head of Fixed         1998; indefinite
MBIA Capital Management Corp.                            Income, 1838 Investment Advisors, LLC;
113 King Street                                          President and Senior Portfolio Manager, MBIA
Armonk, NY 10504                                         Capital Management Corp.; Managing Director and
                                                         Chief Investment Officer, MBIA Insurance Corp.;
                                                         Vice President of the 1838 Investment Advisors
                                                         Funds
------------------------------------------------------------------------------------------------------------------------------------

*Designates a director/officer who is an "interested person" of the Fund as defined under the Investment Company Act of 1940. Messrs. Brown, Chapin, Corso and Mullen are interested persons of the Fund by virtue of being employees of the Fund's investment manager or one of its affiliates.

QUARTERLY STATEMENT OF INVESTMENTS (UNAUDITED)

Each Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.

--------------------------------------------------------------------------------

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
                    Contact Your Transfer Agent, Equiserve,
        P.O. Box 43069, Providence, RI 02940-3069, or call 781-575-2723

--------------------------------------------------------------------------------

                                D I R E C T O R S
                           --------------------------
                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                 MORRIS LLOYD, JR.
                                J. LAWRENCE SHANE

                                 O F F I C E R S
                           --------------------------
                                 ROSS K. CHAPIN
                                    President
                                DANIEL N. MULLEN
                               Secretary and Chief
                               Compliance Officer
                                CLIFFORD D. CORSO
                                 Vice President
                                                                                            1838
                       I N V E S T M E N T   A D V I S O R
                           --------------------------                            BOND--DEBENTURE TRADING FUND
                         1838 INVESTMENT ADVISORS, LLC                            --------------------------
                           2701 RENAISSANCE BOULEVARD                            2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR                                          FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406                             KING OF PRUSSIA, PA 19406

                                C U S T O D I A N
                           --------------------------                                      [LOGO]
                             WACHOVIA NATIONAL BANK
                               123 S. BROAD STREET                                      ANNUAL REPORT
                             PHILADELPHIA, PA 19109
                                                                                       MARCH 31, 2005
                          T R A N S F E R   A G E N T
                           --------------------------
                                    EQUISERVE
                                 P.O. BOX 43069
                            PROVIDENCE, RI 02940-3069
                                  781-575-2723

                                  C O U N S E L
                           --------------------------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                 A U D I T O R S
                           --------------------------
                               TAIT, WELLER & BAKER
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103